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                                                                    EXHIBIT 23.3



We consent to the reference to our firm under the caption "Experts" in Post-Effective Amendment No. 5 on Form S-3 to the Registration Statement (Form S-4) and related Prospectus of Equity Office Properties Trust for the registration of common shares of beneficial interest and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in Equity Office Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.



        Financial Statements                        Date of Auditors' Report
        --------------------                        ------------------------

Consolidated financial statements of Equity         February 23, 1998, except
Office Properties Trust included in its Annual      for Note 25, as to which the
Report (Form 10-K, as amended by Form 10-K/A)       date is March 18, 1998
for the year ended December 31, 1997


The following reports are included in the Current Report of Equity Office Properties
Trust on Form 8-K dated June 26, 1998:

Statement of Revenue and Certain Expenses of
Denver Post Tower for the year ended
December 31, 1997                                   April 28, 1998

Combined Statement of Revenue and Certain
Expenses 301 Howard Street and 215 Fremont
Street for the year ended October 31, 1997          April 29, 1998

Combined Statement of Revenue and Certain
Expenses of the Mountain Properties for the
year ended December 31, 1997                        April 28, 1998

Statement of Revenue and Certain Expenses of
Millennium Plaza for the year ended
December 31, 1997                                   June 22, 1998

Statement of Revenue and Certain Expenses of
Polk & Taylor for the year ended
December 31, 1997                                   June 18, 1998

Combined Statement of Revenue and Certain
Expenses of Colonnade I, Colonnade II, and the
Walker Building for the year ended
December 31, 1997                                   June 12, 1998

Statement of Revenue and Certain Expenses of
Columbia Seafirst Center for the year ended
December 31, 1997                                   July 1, 1998



                                                    /s/ Ernst & Young LLP
                                                    ---------------------
                                                        Ernst & Young LLP



Chicago Illinois
September 24, 1998